UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 26, 1999


                            SUN QUEST HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                      33-55254-29              87-0438649
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(State or other Jurisdiction)  (Commission File Number)  (IRS Employer I.D. NO.)


                            Nevada Corporate Services
                          1800 Sahara Desert, Suite 107
                             Las Vegas, Nevada 89104
--------------------------------------------------------------------------------
                          (Registered Agent's Address)


                            SUN QUEST HOLDINGS, INC.
                   Sun Quest Plaza, Suite 2000, 70025 Hwy 111
                             Rancho Mirage, CA 92270
                                 (760) 328-8325
--------------------------------------------------------------------------------
          (Address and Telephone number of Principal Executive Office)

                         Sterling Worldwide Corporation
                153 St Johns Road, Tunbridge Wells, Kent, TN4 9UP
                     TEL: 44-1892-541747 FAX: 44-1892-541756
--------------------------------------------------------------------------------
                        (Former Name and Former Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 26, 1999, the Company acquired approximately 96% of Sun Development Holding N.V. ("Sun Development"), a Netherlands Antilles public company (formerly traded on the parallel market of the Amsterdam Stock Exchange under its' former name "Satcom Holdings N.V."). The 96% interest is comprised of 35,659,246 common shares (out of a total issued and outstanding number of 37,196,941 common shares). The purchase consideration (see Exhibit A attached hereto) for the 35,659,246 shares of Sun Development was 71,318,492 of newly issued restricted common shares of the Company valued at $17,829,623 on the books of the Company. As additional consideration for the Sun Development acquisition, the Company agreed to forgive debt in an amount of $1,100,000 due to the Company from Melania Resources Limited, a British Virgin Islands corporation, which is the former majority stockholder of Sun Development.

Sun Development is the parent company of Sun Development Company N.V. ("Sun Aruba"), a company based in Aruba, Dutch Caribbean. Sun Aruba is an established business enterprise in the vacation resort ownership, development, management and sales industry, with a twenty-seven year operating history (since 1973). Sun Aruba has developed, owned, and sold four beach-front vacation ownership resorts (Aruba Beach Club, Casa Del Mar, Playa Linda Beach Resort and Costa Linda Beach Resort), as well as Sun Plaza, a four story shopping mall and office complex, and Tierra Del Sol Resort and Country Club, a golf course and residential development on the northern shore of Aruba. Sun Aruba has approximately 25,000 persons who have purchased vacation ownership units in various Sun Aruba resorts.

Sun Development also owns the controlling interest in the Princess Beach Hotel Resort and Casino, in Curacao, which is a 341 room beach-front hotel and casino property. Sun Development owns 100% of Silverhawk Development Corporation, which has a joint venture arrangement with a subsidiary company owned by the Peoples Republic of China. The business purpose of this joint venture is to acquire, convert and sell vacation ownership interests in China from an inventory of 850 hotel resort properties owned by the Chinese joint venture party, which are located throughout China. Sun Development also has a joint venture arrangement with a Hong Kong corporation to acquire, develop, expand, and sell vacation ownership units at the Chateau Mirambeau Hotel Resort in the Bordeaux area of France. The Chateau Mirambeau is an existing 57 room five-star hotel property, located on approximately 18 acres, which has received full approvals for expansion as a vacation ownership resort (representing over 5,000 weeks of vacation ownership inventory). Sun Developments also has current contracts for the acquisition of an existing 362 unit hotel/vacation ownership property (representing over 16,000 weeks of vacation ownership inventory) at a resort in Aruba, as well as development opportunities in Orlando, Florida (approved for 40,000 plus weeks of vacation ownership), and the Cook Islands in the South Pacific.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Sun Aruba, a subsidiary of Sun Development, is currently subject to bankruptcy proceedings in the Court of First Instance of Aruba. Sun Aruba has historically raised funds for its operations from the sale of bearer bonds issued by its subsidiary in Curacao, Sun Capital Corporation N.V ("Sun Capital"), a Netherlands Antilles corporation. These bearer bonds are general obligation bonds of Sun Capital, not secured by any specific assets, and guaranteed by Sun Aruba. Sun Capital has sold approximately $135 million of these bonds since 1973 and has paid off, on time, approximately $107 million, together with interest at the rate of between eight and ten percent (8-10%) per annum. Commencing in January, 1999, Sun Aruba initiated a "stock for debt" conversion program as part of a financial restructuring. As of the date hereof, approximately $22 million of the remaining $28 million in bearer bonds have been converted into equity and with a corresponding reduction in debt. Management is negotiating with the remaining bondholders who are creditors of Sun Aruba and Sun Capital to convert their debt into equity of Sun Aruba, which would ultimately be converted into common shares of the Company. There can be no assurance that the negotiations to convert the remaining debt will be successful or that Sun Aruba may not ultimately end up in either a voluntary or involuntary bankruptcy proceeding in Aruba or Curacao, respectively. Since the Company has not guaranteed any debt or other obligations on behalf of Sun Aruba or Sun Capital, the Company believes it will not be materially adversely affected by any determination resulting from the bankruptcy proceedings of Sun Aruba or Sun Capital.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

There has been no change in the Company's certifying accountant.

ITEM 5.  OTHER EVENTS

Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The financial statements shall be filed within 60 days from date hereof.

Exhibit  A:  Agreement,   dated  November  26,  1999  (re:  acquisition  of  Sun
Development Holding NV).

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUN QUEST HOLDINGS, INC.


Date:  January 12, 2000                      By:  /s/ DOW W. STEWART
                                                  ---------------------------
                                                      Dow W. Stewart
                                                      Chief Executive Officer

                                                                       Exhibit A

                                    AGREEMENT

         THIS AGREEMENT ("Agreement") shall be effective as of the 26th day of November, 1999, by and between those persons or entities set forth on Schedule "A" attached hereto (collectively "Seller") and Sun Quest Holdings, Inc. (formerly "Sun Quest Worldwide Corporation"), a Nevada corporation ("Purchaser" or "Sun Quest").

         WHEREAS, Purchaser is a publicly traded company listed on the NASDAQ Bulletin Board in the United States (trading symbol "STWW"); and

         WHEREAS, Seller is the registered owner or representative of 35,659,246 shares (the "Sun Shares") of SUN DEVELOPMENT HOLDING N.V. (formerly "Satcom Holding N.V.") (hereinafter "Sun"), a Netherlands Antilles corporation, having its registered office at Caracasbaaiweg 199, Curacao, Netherlands Antilles; and

         WHEREAS, Sun currently has as of this date a total of 37,196,941 shares of stock issued and outstanding as more particularly set forth on Schedule "A" attached hereto; and

         WHEREAS,   Seller"s  ownership  or  representation  in  Sun  represents ninety-five and eighty-seven one hundreds percent (95.87%) of the total issued and outstanding shares of Sun as of the date hereof; and

         WHEREAS, Sun is the owner of Sun Development Company N.V., an Aruba based vacation ownership resort development company, and Sun also owns or has the contractual rights to several other companies and assets as more fully described in its draft Prospectus, dated September, 15, 1999, as amended, a copy of which has been received by Purchaser; and

         WHEREAS, Seller and Purchaser have agreed to take Sun public in the United States through the mechanism of a stock swap into a publicly traded company, by Seller exchanging its Sun shares for newly issued shares of stock in Purchaser; and

         WHEREAS, Seller desires to sell the Sun Shares and Purchaser desires to purchase the Sun Shares pursuant to the terms of this Agreement.

         NOW THEREFORE, in consideration of the mutual promises contained herein, delivery of shares, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agreeing to be legally bound, hereby agree as follows:

1. RECITALS. The parties hereby incorporate the above recitals into this Agreement and confirm that such statements are true and accurate.

2. PURCHASE OF SUN SHARES. Seller hereby sells to Purchaser and Purchaser hereby purchases 35,659,246 shares of Sun for a total purchase price of $17,829,623 USD ("Purchase Price"). The Purchase Price shall be paid by Purchaser to Seller at the closing and such payment shall be in the form of the delivery of 71,318,492 newly issued common shares of Sun Quest Holdings, Inc. (the "Sun Quest Shares"). The parties hereto hereby acknowledge and agree that the Sun Quest Shares shall be valued for the purposes of this Agreement at the average market bid price for the past thirty days of $0.25 USD per share for the Sun Quest Shares. The Sun Quest Shares shall be delivered to Seller by Purchaser, free and clear of any liens, encumbrances or other security interests therein, however, such shares shall be issued pursuant to Rule 144 of the Securities Exchange Act of 1933, as amended (the "Act"), and the Sun Quest Shares shall be restricted shares pursuant to the Act. The Sun Shares shall be transferred by Seller to Purchaser, free and clear of any liens, encumbrances or other security interests therein.

3.       CLOSING ON  PURCHASE OF SUN SHARES.  The  closing  ("Closing")  of this
         transaction   shall  occur  immediately  upon  the  completion  of  the
         following events (the "Closing Date"):

         1.   Execution of this Agreement by all parties hereto.

         2. Confirmation of the transfer of Sun Shares to Purchaser by the Sun registrar in Curacao, and registration of Purchaser"s name in the Sun shareholder register for the Sun Shares.

         3. Confirmation of the transfer of the Sun Quest Shares to Seller by the Sun Quest transfer agent in Nevada, and registration of Seller"s name (as per Schedule A) in the Sun Quest shareholder register for the Sun Quest Shares. Additionally, the Sun Quest Shares shall be delivered by Purchaser to Seller as set forth on Schedule A.

4. FORGIVENESS OF DEBT. Purchaser hereby acknowledges that a debt is owed to Sun Quest by Melania Resources Limited, one of the parties deemed as Seller in this Agreement. As partial consideration hereunder, Purchaser hereby forever forgives the said indebtedness and interest thereon, in the approximate amount of One Million One Hundred Thousand Dollars ($1,100,000).

5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser that as of the date of execution of this Agreement and continuing until the Closing Date:

         (1)  The recitals to this Agreement are true and accurate.

         (2) There shall be no material liens or claims of any kind encumbering the Sun Shares and such shares collectively represents in excess of ninety percent and the controlling shareholder interest in Sun.

         (3) Sun is a corporation, duly organized, validly existing and in good standing under the laws of the Netherlands Antilles. Sun is authorized to issue share capital in the amount of Euro 22,500,000 par value (50 million shares @ 0.45 Euro par value each).

6.       REPRESENTATIONS   AND   WARRANTIES  OF  PURCHASER.   Purchaser   hereby
         represents and warrants to Seller that as of the date of execution of this Agreement and continuing until the Closing Date:

         (4)  The recitals to this Agreement are true and accurate.

         (5) There shall be no material liens or claims of any kind encumbering the Sun Quest Shares.

         (6) Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of Nevada. Purchaser is authorized to issue share capital in the amount of 500,000,000 shares of common stock.

         (7) Purchaser has received and reviewed a copy of the draft Prospectus dated September 15, 1999, as amended for Sun Development Holding N.V.

7.       MISCELLANEOUS.

         7.1 NOTICES. All notices to be sent to the parties hereto in connection with this Agreement shall be sent:

If to Seller:     As set forth on Schedule A, attached hereto

If to Purchaser:  Sun Quest Holdings, Inc.
                  Attention: Dow Stewart, Chief Executive Officer
                  160 L.G. Smith Blvd, Fourth Floor
                  Oranjestad, Aruba

or such other address as the party to whom notice is to be given furnishes in writing to the other party in the manner set forth above.

         7.2 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         7.3 WAIVER. Any term, provision or condition of this Agreement (other than the requirement for stockholder approval) may be waived in writing by the party which is entitled to the benefits thereto.

         7.4 EXPENSES. Except as otherwise provided, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

         7.5 PARTIES IN INTEREST, ASSIGNMENT. This Agreement is binding upon and is solely for the benefit of the parties hereto and their respective successors, legal representatives and assigns. This Agreement cannot be assigned except by mutual consent.

         7.6  HEADINGS.   The  headings  in  this  Agreement  are  inserted  for
convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         7.7 ENTIRE AGREEMENT. This Agreement supersedes any and all oral or written agreements and understandings heretofore made relating to the subject matter hereof and contains the entire agreement of the parties relating to the subject matter hereof and documents referred to herein.

         7.8 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or unenforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provisions of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         7.9 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada applicable to contracts entered into or to be performed in that jurisdiction.

         7.10 COUNTERPARTS; FACSIMILE COPIES. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An executed copy of this Agreement received by way of facsimile transmission shall be deemed to be an original, enforceable and admissible for all purposes as may be necessary under the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER:

1.       Raster Investments Limited, a Cayman Islands
         corporation
         By:  /s/
              ---------------------------------------
              Authorized Signatory

2.       Edward A. Teraskiewicz, for himself and
         others as Authorized Signatory

         By:  /s/ EDWARD A. TERASKIEWICZ
              ---------------------------------------
                  Edward A. Teraskiewicz

3.       Point Hope Investments Limited, a BVI
         corporation

         By:  /s/
              ---------------------------------------
              Authorized Signatory

4.       Hamilton Holdings S.A., an Anguilla
         corporation

         By:  /s/
              ---------------------------------------
              Authorized Signatory

5.       Rae Consulting Limited, an Isle of Man
         corporation

         By:  /s/
              ---------------------------------------
              Authorized Signatory

6.       Bolan Finance Limited, a BVI
         corporation

         By:  /s/
              ---------------------------------------
              Authorized Signatory

7.       Joost C. Taverne, as Escrow Agent

         By:  /s/ JOOST C. TAVERNE
              ---------------------------------------
                  Joost C. Taverne

PURCHASER:
Sun Quest Holdings, Inc., a Nevada
corporation

By: /s/ DOW STEWART
    -------------------------------------------------
        Dow Stewart, Chief Executive Officer

                                  SCHEDULE "A"

         The following persons or entities are the selling shareholders of common stock in Sun Development Holding N.V. ("Sun"), who are collectively referred to as the "Seller" in the attached Agreement. The number of shares of Sun that are owned by each person and which are being transferred under this Agreement (collectively the "Sun Shares"), as well as the number of shares of common stock in Sun Quest Holdings, Inc. (the "Sun Quest Shares"), that are to be issued in exchange for the Sun Shares are set forth below.

         SELLING SHAREHOLDER                       SUN SHARES   SUN QUEST SHARES
         -------------------                       ----------   ----------------

1.       Raster Investments                         4,750,000      9,500,000
         P.O. Box 31377, Seven Mile Beach
         Grand Cayman Islands
         British West Indies

2.       Edward A. Teraskiewicz                     5,500,000     11,000,000
         P.O. Box 31377, Seven Mile Beach
         Grand Cayman Islands
         British West Indies

3.       Point Hope Investments Limited             5,500,000     11,000,000
         c/o Amicorp N.V.
         Caracasbaaiweg 199, P.O. Box 7050
         Curacao, Netherlands Antilles

4.       Hamilton Holdings S.A.                     3,832,320      7,664,640
         12 The Shrubberies, George Lane
         London E18 1BD
         United Kingdom

5.       Rae Consulting Limited                     3,993,403      7,986,806
         11 Cattley Close, Wood Street
         Barnet, Herts EN5 4SN
         United Kingdom

6.       Bolan Finance Limited                      4,174,277      8,348,554
         28 Exchequer Street, 3rd Floor
         Dublin 2
         Republic of Ireland

7.       Joost C. Taverne, as Escrow Agent**        7,909,246     15,818,492
         c/o Sun Development Holding N.V.
         170 L.G. Smith Blvd., Fourth Floor
         Oranjestad, Aruba

         Total Shares:                             35,659,246     71,318,492
                                                 ============   ============
** See Schedule below.


**SUN DEVELOPMENT HOLDING SHARES AND SUN QUEST
    SHARES HELD BY JOOST TAVERNE AS ESCROW AGENT:

         Shareholder                                       Sun Shares
         -----------                                       ----------

1.       Issued per stock swaps for debt
                  JDV Oduber                                  237,044
                  Stock conversion and cash                 3,684,475
                  Reserve for future conversions               46,656
                  Costa Linda Mgt. Co. NV                     272,727
                  Tierra Members                               40,000
                  Bondholders ($5.2M @ $4.00)               1,275,000
                  Brozzi Bonds ($1.1M @ $5.00)                223,000
                  Fleben (Holland Experience 50.5%)           200,000
                                                           ----------
                                                            5,978,902
2.       Shares issued to third parties
                  Astor Plaza                                 750,000
                  Sofia Investments NV                         30,000
                  Additional Bondholders                      150,344
                  R. Offringa                               1,000,000
                                                           ----------
                                                            1,930,344
                                                           ----------
         TOTAL SHARES
                                                            7,909,246
                                                           ==========

These Shares would be exchanged on a 1 for 2 basis into Sun Quest Shares for a total of 15,818,492 SUN QUEST SHARES.


3. The following shares of Sun Development Holding N.V. are held by the public at large and SUCH SHARES ARE NOT BEING SOLD TO SUN QUEST HOLDINGS, INC. under the attached agreement. These shares, which represent collectively three and twenty-two hundreds percent (3.22%) of Sun, shall continue to remain in the Stichting Administrator kantoor:

         Total Shares held by public                   1,537,695